EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (the “Agreement”), dated as of December 22, 2008, is made by and between eMagin Corporation, a Delaware corporation (“Company”), and each of the holders named on Schedule A hereto (each, including its successors and assigns, a “Holder” and collectively the “Holders”).

WHEREAS, the Holders hold certain of the Company’s 8% Senior Convertible Notes due December 22, 2008 set forth on Schedule A attached hereto (the “Notes”); and

WHEREAS, the Company and the Holders wish to provide for the terms and conditions pursuant to which the Holders shall receive, in exchange for their Notes and unpaid interest thereon shares of the Company’s Series B Convertible Preferred Stock, $0.001 par value (the “Series B Preferred”), having the rights and preferences set forth on the Certificate of Designations of Series B Convertible Preferred Stock as filed with the Secretary of State of the State of Delaware in the form set forth on Exhibit A attached hereto (the “Certificate of Designations”); and

WHEREAS, capitalized terms not used herein shall have the meanings ascribed to such terms in the Certificate of Designations.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties agree as follows:

1. Exchange.  The Company and the Holders hereby agree that the Notes and unpaid interest thereon shall be exchanged for an amount of Series B Preferred equal to the amount of the outstanding principal and unpaid interest due on the Notes being exchanged, as indicated on Schedule A, divided by $1,000 (i.e., the Stated Value).

2. Registration Rights.  The Series B Preferred and shares issuable upon conversion of the Series B Preferred (collectively the “Securities”) shall be registered pursuant to and subject to the terms of the Registration Rights Agreement (as defined in the Securities Purchase Agreement).  The Holders and the Company agree that each Holder shall be deemed a party to the Registration Rights Agreement and treated as a “Purchaser” and “Holder” in the Registration Rights Agreement in all respects, as applicable.  The Company agrees to be bound in all respects to each Holder as if each Holders is a “Purchaser” and “Holder” in the Registration Rights Agreement, as applicable.  Notwithstanding the foregoing, in the event of liquidated damages to be paid to the “Purchasers” pursuant to Section 2(b) of the Registration Rights Agreement, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 2% of the aggregate amount of Notes and unpaid interest thereon converted into Series B Preferred pursuant to this Agreement for any Registrable Securities (as defined in the Registration Rights Agreement) then held by such Holder; provided, however, the maximum aggregate liquidated damages payable to a Holder under the Registration Rights Agreement shall be 36% of the aggregate amount of Notes and unpaid interest thereon converted into Series B Preferred pursuant to this Agreement.  Pursuant to the terms of the Registration Rights Agreement, upon the Majority Holder’s prior written consent, in lieu of paying partial liquidated damages to each Holder in cash, the Company may issue to each Holder the amount of shares of restrictive Common Stock with piggyback registration rights pursuant to Section 6(e) of the Registration Rights Agreement equal to the amount of partial liquidated damages due to each Holder divided by the Current Fair Market Value.  Reference in the Registration Rights Agreement to the Securities Purchase Agreement shall apply to the Holders, as applicable.

3. Securities Purchase Agreement.  The defined term “Majority Holders” used in the Securities Purchase Agreement shall apply to the Holders of outstanding Series B Preferred, as applicable, and any rights or provisions granted to the “Majority Holders” in the Securities Purchase Agreement shall be granted to each Holder as if each Holder was a “Purchaser” in the Securities Purchase Agreement.

4. Closing.  On or before December 22, 2008 (the “Closing Date”), the Holders shall deliver, or have delivered, to the Company the duly executed Agreement.  On or before the Closing Date, the Company shall deliver, or have delivered, to the Holders (i) the duly executed Agreement, (ii) the duly executed Registration Rights Agreement, (iii) the duly executed Securities Purchase Agreement, (iv) evidence reasonably satisfactory to the Holders of the filling of the Certificate of Designations with the Secretary of State of the State of Delaware, and (v) a copy of the signed stock certificate for the number of Series B Preferred as specified next to each Holder’s name on Schedule A hereto under the heading “Number of shares of Series B Preferred upon conversion”, registered in the name of such Holder; provided that the Company will deliver the original certificate representing the Series B Preferred to such Holder pursuant to Section 5.

5. Notes.  The Company and the Holders agree that as of the Closing Date, the Notes converted into Series B Preferred pursuant to this Agreement shall be cancelled and have no value.  Each Holder agrees to send to the Company as promptly as possible following the Closing Date its original Note or a certificate of destruction reasonably acceptable to the Company.  The Holder acknowledges and agrees that the Company will not send the original certificate representing the Series B Preferred to such Holder until the Company receives the original Note or certificate of destruction reasonably acceptable to the Company from such Holder; provided that the Company will deliver by overnight mail within two Business Days of receiving the original Note or certificate of destruction reasonably acceptable to the Company the original certificate representing the Series B Preferred to such Holder.

6. Further Assurances.  In connection with the exchange of the Notes and unpaid interest thereon, the Holder, by entering into this Agreement, agrees to execute all agreements and other documents as reasonably requested by the Company.

7. Company Representations and Warranties and Covenants.  The Company represents, warrants and covenants to the Holder as follows:

a. Organization.  The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has all requisite corporate power and authority to own its properties and carry on its business as now being conducted.

b. Authority; Enforceability.  The Company has the requisite corporate power and authority to execute and deliver this Agreement and to carry out its obligations hereunder.  The execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Securities Purchase Agreement and Certificate of Designations, and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement, the Registration Rights Agreement, the Securities Purchase Agreement or Certificate of Designations, or to consummate the transactions so contemplated.  Each of the Agreement, the Registration Rights Agreement, the Securities Purchase Agreement and Certificate of Designations has been (or upon delivery will have been) duly executed by the Company, and when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company, enforceable against it in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

c. Common Stock.  All shares of the Company’s Common Stock issued upon conversion of the Series B Preferred pursuant to the Certificate of Designations will be, when issued, free from liens, duly authorized, validly issued, fully paid and non-assessable.

d. No Other Representations or Warranties.  Except as set forth above in this Section 7, no other representations or warranties, express or implied, are made in this Agreement by the Company to the Holder.

8. Holder Representations and Warranties and Covenants.  Each Holder hereby, for itself and for no other Holder, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

a. Organization; Authority.  Such Holder is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and the Registration Rights Agreement and otherwise to carry out its obligations hereunder and thereunder.  The execution, delivery and performance by such Holder of the transactions contemplated by this Agreement and the performance by such Holders of the transactions contemplated by the Registration Rights Agreement have been duly authorized by all necessary corporate or similar action on the part of such Holder.  The Agreement has been (or upon delivery will have been) duly executed by such Holder, and when delivered by such Holder in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Holder, enforceable against it in accordance with its terms, except (i) as such enforceability may be limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

b. Own Account.  Such Holder understands that the Securities are restricted securities and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the 1933 Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the 1933 Act or any applicable state securities law and has no arrangement or understanding with any other persons regarding the distribution of such Securities in violation of the 1933 Act or any applicable state securities law.  Such Holder is acquiring the Securities hereunder in the ordinary course of its business.  Such Holder does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute any of the Securities.

c. Holder Status.  At the time such Holder was offered the Securities, it was, and at the date hereof it is, and on each date on which it converts the Series B Preferred, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the 1933 Act.  Such Holder is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

d. Experience of Holders.  Such Holders, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  Such Holder is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

e. General Solicitation.  Such Holder is not acquiring the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

f. Access to Information.  Such Holder acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

g. Certain Trading Activities.  Such Holder has not directly or indirectly, nor has any person or entity acting on behalf of or pursuant to any understanding with such Holder, engaged in any transactions in the securities of the Company (including, without limitations, any Short Sales (as defined below) involving the Company’s securities) since it was contacted by the Company on December 8, 2008 regarding this transaction.  Such Holder covenants that neither it nor any person or entity acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed by the Company.  Such Holder has maintained, and covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company such Holder will maintain, the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).  Notwithstanding the foregoing, in the case of a Holder that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Holder’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Holder’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.  Other than to other parties to this Agreement, such Holder has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).  As used herein, “Short Shares” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

h. Independent Investment Decision.  Such Holder has independently evaluated the merits of its decision to exchange such Holder’s Notes for Series B Preferred pursuant to this Agreement, and such Holder confirms that it has not relied on the advice of any other Holder’s business and/or legal counsel in making such decision.

The Company acknowledges and agrees that each Holder does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 8.

9. Miscellaneous.

a. Survival of Representations, Warranties and Agreements. The representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing Date and shall not be limited or affected by any investigation by or on behalf of any party hereto.

b. Further Assurances.  Each of the Company and Holder will use its, as the case may be, best reasonable efforts to take all action and to do all things necessary, proper or advisable on order to consummate and make effective the transactions contemplated by this Agreement.

c. Entire Agreement; No Third Party Beneficiaries.  This Agreement (including the documents, exhibits and instruments referred to herein, including, without limitation, the Registration Rights Agreement, Securities Purchase Agreement and Certificate of Designations) (a) constitutes the entire agreement and supersedes all prior agreements, and understandings and communications, both written and oral, among the parties with respect to the subject matter hereof, and (b) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

d. Governing Law.  This Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to any applicable principles of conflicts of law.

e. Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same document.

f. Amendment and Modification.  This Agreement may not be amended or modified except by an instrument in writing signed by each of the parties hereto.

g. Notices.  All communications, notices, instructions and consents provided for herein or in connection herewith will be in writing and be sent to the address below and will be (a) given in person, (b) sent by registered or certified mail, return receipt requested, postage prepaid, (c) sent by means of telex, facsimile or other means of wire transmission (with request for assurance of receipt in a manner typical with respect to communications of that type), or (d) sent by a reputable nationwide overnight courier service.  Any such communication, notice, instruction or consent will be deemed to have been delivered: (w) on receipt if given in person; (x) three Business Days after it is sent by registered or certified mail, return receipt requested, postage prepaid, (y) on the date of transmission if sent by telex, facsimile or other means of wire transmission (if such transmission is on a Business Day, otherwise on the next Business Day following such transmission), or (z) one Business Day after it is sent via a reputable nationwide overnight courier service.  Notices will be addressed as follows; provided, however, that if the Company designates a different address by notice to the Holders or a Holder designates a different address by notice to the Company, then to the last address so designated:

To the Company:

eMagin Corporation
10500 NE 8th Street, Suite 1400
Bellevue, WA  98004
Attention:  Chief Financial Officer

with a copy to:

Richard Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York  10006
(212) 930-9700 telephone
(212) 930-9725 fax

To the Holders:  To the address listed on Schedule A

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

EMAGIN CORPORATION

By:	/s/ Paul Campbell
Paul Campbell
Interim Chief Financial Officer

[HOLDERS SIGNATURE PAGE TO THE EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, they undersigned have caused this Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

GINOLA LIMITED

By:	/s/ Jonathan White
Jonathan White
President

Note Amount Converted:	$800,000
Unpaid Interest Converted:	$3,000
Series B Preferred Shares:	803
Unpaid Interest paid in Cash:	$733.33

Address for Delivery of Series B Preferred Shares for Holder (if not the same address listed on Schedule A):

Sumantha Sedor
Chadbourne & Parke LLP
30 Rockefeller Plaza
New York, NY  112

[HOLDERS SIGNATURE PAGE TO THE EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, they undersigned have caused this Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

RAINBOW GATE CORPORATION

By:	/s/ Mortimer D.A. Sackler
Mortimer D.A. Sackler
Investment Manager

Note Amount Converted:	$700,000
Unpaid Interest Converted:	$3,000
Series B Preferred Shares:	703
Unpaid Interest paid in Cash:	$266.67

Address for Delivery of Series B Preferred Shares for Holder (if not the same address listed on Schedule A):

Sumantha Sedor
Chadbourne & Parke LLP
30 Rockefeller Plaza
New York, NY  112

[HOLDERS SIGNATURE PAGE TO THE EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, they undersigned have caused this Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

GINOLA LIMITED

By:	/s/ Jonathan White
Jonathan White
President

Note Amount Converted:	$800,000
Unpaid Interest Converted:	$3,000
Series B Preferred Shares:	803
Unpaid Interest paid in Cash:	$733.33

Address for Delivery of Series B Preferred Shares for Holder (if not the same address listed on Schedule A):

Sumantha Sedor
Chadbourne & Parke LLP
30 Rockefeller Plaza
New York, NY  112

[HOLDERS SIGNATURE PAGE TO THE EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, they undersigned have caused this Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Navacorp III LLC

By:	/s/ Paul Cronson
Name: Paul Cronson
Title: Managing Member

Note Amount Converted:	$200,000

[Unpaid Interest:]

Series B Preferred Shares:

Address for Delivery of Series B Preferred Shares for
Holder (if not the same address listed on Schedule A):

SCHEDULE A

Name and Address of Note Holder	Amount of Note to be exchanged for Series B Preferred	Amount of unpaid interest on Note to be exchanged for Series B Preferred	Number of shares of Series B Preferred upon conversion	Amount of unpaid interest on Note paid in cash on Closing Date
Ginola Limited c/o Ogier Whitely Chambers Don Street St. Helier, Jersey JE4 9WG Channel Islands Attention: Jonathan G. White with a copy to: Chadbourne & Parke LLP 30 Rockefeller Plaza New York, New York 10112 Attention: Stuart D. Baker, Esq. Facsimile No.: 212-541-5369	$800,000	$3,000	803	$733.33

Rainbow Gate Corporation c/o The Acorn Foundation for the Arts and Sciences, Inc. 15 East 62nd Street New York, New York, 10021 with copies to: Chadbourne & Parke LLP 30 Rockefeller Plaza New York, New York 10112 Attention: Stuart D. Baker, Esq. Facsimile No.: 212-541-5369 Ogier Whitely Chambers Don Street St. Helier, Jersey JE4 9WG Channel Islands Attention: Jonathan G. White	$700,000	$3,000	703	$266.67

Navacorp III LLC	$200,000	$0	200	$933.33

EXHIBIT A

CERTIFICATE OF DESIGNATIONS

EXHIBIT B

REGISTRATION RIGHTS AGREEMENT

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